UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2018

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 12, 2018, Titan International, Inc. (Titan or the Company) held its Annual Meeting of Stockholders (Annual Meeting) to consider and act upon the following matters:

•
Election of Richard M. Cashin Jr., Gary L. Cowger, Albert J. Febbo, Peter B. McNitt, Mark H. Rachesky, MD, Paul G. Reitz, Anthony L. Soave, and Maurice M. Taylor, Jr. as directors to serve one year terms and until their successors are elected and qualified.

•
Ratification of the selection of Grant Thornton LLP by the Board of Directors as the independent registered public accounting firm to audit the Company's financial statements for the year ended December 31, 2018.

•	Approval, in a non-binding advisory vote, of the compensation paid to the Company's named executive officers.

Of the 59,822,781 shares of Titan common stock outstanding on the record date, there were a total of 54,477,397 shares of Titan common stock (or 91.06% of total shares outstanding) represented at the Annual Meeting.

Richard M. Cashin Jr., Gary L. Cowger, Albert J. Febbo, Peter B. McNitt, Mark H. Rachesky, MD, Paul G. Reitz, Anthony L. Soave, and Maurice M. Taylor, Jr. were elected as directors with the following vote:

	Shares	Shares	Broker
	Voted For	Withheld	Non-Votes
Richard M. Cashin Jr.	33,756,192	4,611,239	16,109,966
Gary L. Cowger	34,311,177	4,056,254	16,109,966
Albert J. Febbo	33,920,756	4,446,675	16,109,966
Peter B. McNitt	35,416,074	2,951,357	16,109,966
Mark H. Rachesky, MD	34,427,105	3,940,326	16,109,966
Paul G. Reitz	37,545,525	821,906	16,109,966
Anthony L. Soave	34,463,999	3,903,432	16,109,966
Maurice M. Taylor, Jr.	35,756,134	2,611,297	16,109,966

The selection of Grant Thornton LLP as the independent registered public accounting firm was ratified by the following vote:

Shares	Shares	Shares	Broker
Voted For	Against	Abstaining	Non-Votes
54,201,815	76,400	199,182	—

The non-binding advisory resolution on executive compensation was approved by the following vote:

Shares	Shares	Shares	Broker
Voted For	Against	Abstaining	Non-Votes
36,147,820	2,164,782	54,829	16,109,966

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 13, 2018	By:	AMY S. EVANS
Amy S. Evans
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)